Exhibit 10.23(a)


                   LOAN MODIFICATION AGREEMENT


     This Loan Modification Agreement (this "Agreement") is made on December 23, 2002, between Wachovia Bank, National Association (the "Lender"), Atlantic Coast Airlines, a California corporation (the "Borrower") and Atlantic Coast Airlines Holdings, Inc., a Delaware corporation (the "Guarantor").

                            RECITALS

     1. The Borrower and the Lender are parties to a revolving line of credit facility, evidenced by a Note dated September 28, 2001
in    the    face   amount   of   Twenty-five   Million   Dollars
($25,000,000.00).

2. The terms and conditions of the revolving line of credit facility are set forth in a Loan and Security Agreement dated as of September 28, 2001, between the Borrower and the Lender.

3. The Guarantor guarantees payment of all debt of the Borrower to the Lender pursuant to an Unconditional Guaranty dated
September 28, 2001.

4. Pursuant to a letter agreement dated December 6, 2002, Wachovia agreed to waive its right to declare an Event of Default under the Loan and Security Agreement by reason of the filing of a voluntary petition by United Air Lines, Inc. under Chapter 11 of the Bankruptcy Code, subject to certain conditions.

5. On December 9, 2002, UAL Corporation and related entities, including United Air Lines, Inc. filed Voluntary Petitions under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division, Case no. 02B48191.

6. The purpose of this Agreement is to implement certain terms of the December 6, 2002 letter agreement.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt, adequacy and sufficiency of which are acknowledged, the parties agree as follows:

      1. Recitals. The recitals set forth above are true and correct in all material respects and are incorporated into this Agreement by reference.

      2. Amendment to Note. The first paragraph of the Note is amended to change the principal sum from "Twenty-five Million and No/100 Dollars ($25,000,000.00)" to "Seventeen Million Five
Hundred Thousand and No/100 DOLLARS ($17,500,000.00)".

      3. Amendments to Loan and Security Agreement. The Loan and Security Agreement is amended as follows:

     A.   Facility Amount.  The definition of "Facility Amount" in
Section 1.01 is deleted and replaced with the following:

               "Facility Amount" means at any  date  of
          the  determination thereof, the  sum  of  (i)
          Seventeen   Million  Five  Hundred   Thousand
          Dollars   ($17,500,000.00),  less  (ii)   the
          Letter of Credit Amount at such date.

     B. Revolving Credit Commitment. The definition of "Revolving Credit Commitment" in Section 1.01 of the Loan and Security
Agreement is deleted and replaced with the following:

               "Revolving   Credit  Commitment"   means
          Seventeen   Million  Five  Hundred   Thousand
          Dollars ($17,500,000.00), as such amount may be reduced from time to time pursuant to Sections 2.09, 2.10 and 2.11.

     C.    Unused Revolving Credit Commitment.  The definition of
"Unused Revolving Credit Commitment" in Section 1.01 of the  Loan
and   Security  Agreement  is  deleted  and  replaced  with   the
following:

               "Unused   Revolving  Credit  Commitment"
          means,  at  any  date,  an  amount  equal  to
          Seventeen   Million  Five  Hundred   Thousand
          Dollars  ($17,500,000.00)  less  the  average
          outstanding   principal   balance   of    the
          Revolving   Credit  Loan  and  the  aggregate
          outstanding  amount of the Letter  of  Credit
          Obligations for the prior calendar quarter.

     D. Information. The following is added to Section 6.01 of the Loan and Security Agreement:

               (h)   Promptly upon receipt,  copies  of
          any notices of default or event of default, or any demand notices, from any creditor of the Borrower or the Guarantor with a claim in excess of One Million Dollars ($1,000,000.00) or any lessor under a lease with the Borrower or the Guarantor with a value in excess of One Million Dollars ($1,000,000.00);

and existing Section 6.01(h) is re-lettered to Section 6.01(i), and existing Section 6.01(i) is re-lettered to Section 6.01(j).

     E. Notices of Certain Events. Section 6.08(v) of the Loan and Security Agreement is deleted in its entirety and replaced with the following:

          (v)   promptly after a Loan Party's  learning
          thereof, of any default by a Loan Party under
          any    note,   indenture,   loan   agreement,
          mortgage, lease or similar agreement relating
          to   any  Indebtedness  of  such  Loan  Party
          exceeding      One      Million       Dollars
          ($1,000,000.00).

     F. Minimum Liquidity. Section 7.12 of the Loan and Security Agreement is deleted and replaced with the following:

               The  Loan Parties shall not permit their
          combined minimum Liquidity at any time to  be
          less     than    Sixty    Million     Dollars
          ($60,000,000.00).

     G. Event of Default. Section 8.01(e) of the Loan and Security Agreement is deleted and replaced with the following:

               (e)   the occurrence of a default or  an
          event  of  default  with respect  to  a  debt
          obligation  of the Borrower or the  Guarantor
          in    excess    of   One   Million    Dollars
          ($1,000,000.00) or under any lease where the Borrower or the Guarantor is the lessee which has a value in excess of One Million Dollars
          ($1,000,000.00); or

     H.    Events of Default.  The word "or" is added to  Section
8.01(m) of the Loan and Security Agreement and a new Event of Default is added as follows:

               (n)   If  the Borrower and United  enter
          into a modification/amendment of the Restated
          United Express Agreement dated as of November
          22,  2000,  as amended effective February  2,
          2001,  which  becomes effective  between  the
          parties,   by  reason  of  bankruptcy   court
          approval or otherwise, and which is not acceptable to the Lender in its sole and absolute discretion;

      4. Ratification of Obligations. Except as specifically modified by this Agreement, the Note and the Loan and Security Agreement remain unmodified and in full force and effect. Each of the Borrower and the Guarantor hereby ratifies and confirms all of its respective obligations, liabilities and indebtedness under the Note and the Loan and Security Agreement, as amended pursuant to this Agreement. Nothing contained in this Agreement shall be construed to extinguish, release, discharge, effect a novation of, or otherwise impair any of the respective obligations, indebtedness, and liabilities of the Borrower under the Note and the Loan and Security Agreement, or any of the liens and security interests created thereby.

     5. Reaffirmation of Representations and Warranties. As an inducement to the Lender to enter into this Agreement, the Borrower represents and warrants to the Lender that all of the representations and warranties set forth in the Loan and Security Agreement are true and correct on the date hereof as if made on the date hereof. As a further inducement to the Lender to enter into this Agreement, the Guarantor represents and warrants to the Lender that all of the representations and warranties set forth in the Guaranty are true and correct on the date hereof as if made on the date hereof.

       6.     Additional  Representations  and  Warranties.   The
Borrower and the Guarantor jointly and severally represent and warrant to the Lender that:

A. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

B. The execution and delivery by the Borrower and the Guarantor of this Agreement have been duly authorized and approved by all necessary corporate action by the Borrower and the Guarantor and their directors and officers.

C. The execution and delivery by each of the Borrower and the Guarantor of this Agreement, and the performance by each of them of their respective obligations hereunder, do not and will not
(i) conflict with, (ii) result in any violation of or default (with or without notice or the lapse of time or both) under,
(iii) give rise to a right of termination, cancellation, or acceleration under, (iv) result in the creation or imposition of any lien, security interest or other encumbrance under, or (v) result in the loss of a material benefit under or with respect to
(a) any provision of its organizational documents, (b) any provision of applicable law, (c) any order of any court or other agency of government, or (d) any provision of any indenture, agreement or other instrument to which the Borrower or the Guarantor is a party or by which any of its properties or assets is bound.

D. This Agreement has been duly executed and delivered by each of the Borrower and the Guarantor and constitutes the legal, valid and binding obligation of the Borrower or the Guarantor, as applicable, enforceable in accordance with its terms.

E. Neither the Borrower nor the Guarantor is required to give any notice to, or make any filing with, or obtain any authorization, consent, permit, certificate or approval of any government, governmental agency, or third party in order to consummate the transactions contemplated by this Agreement.

F. Except as described in a letter to the Lender dated December 20, 2002, there is no (a) uninsured action, suit, claim, proceeding or investigation pending or threatened against or affecting the Borrower or the Guarantor, which involves claims or amounts in excess of $500,000, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding relating to the Borrower or the Guarantor pending under collective bargaining agreements or otherwise, or (c) governmental inquiry pending or threatened against or affecting the Borrower or the Guarantor.

G. To the best of their knowledge, neither the Borrower nor the Guarantor is in default in the performance, observance, or fulfillment of any of the obligations, covenants or conditions contained in any material agreement to which the Borrower or the Guarantor is bound.

H.   No event or condition currently exists which constitutes
(or, with the giving of notice, the passage of time, or both, would constitute) a default under the Loan and Security
Agreement.

     7. Conditions Precedent. This Agreement shall become effective only upon the satisfaction of each of the following conditions:

A.   Each of the representations and warranties set forth in
Section 5 and Section 6 of this Agreement shall be true and correct on the date hereof;

B. This Agreement shall have been executed by the Borrower and the Guarantor and delivered to the Lender;

C. The Borrower shall have delivered to the Lender such documents, agreements, instruments, certificates, opinions and assurances as the Lender may reasonably require;

D. The Borrower shall have paid the costs, expenses, and fees described in Section 10 below; and

E. All actions taken in connection with the execution of this Agreement and all documents and papers relating thereto shall be satisfactory to the Lender and its counsel.

     8. Further Assurances. The Borrower and the Guarantor will promptly execute and deliver to the Lender such further documents, agreements, instruments, certificates, and assurances and take such further action as the Lender from time to time may reasonably request in order to carry out the intent and purpose of this Agreement and to establish and protect the rights and remedies created or intended to be created in favor of the Lender under this Agreement and the Loan and Security Agreement, as amended pursuant to this Agreement.

     9.   Counterparts.  This Agreement may be executed in two or
more counterparts, each of which shall be deemed an original  but
all   of  which  together  shall  constitute  one  and  the  same instrument.

     10. Expenses. The Borrower shall pay upon demand all costs, expenses, and fees (including, without limitation, attorneys' fees) incurred by the Lender in connection with the preparation and execution of this Agreement and the consummation of the transactions contemplated hereby.

     11. Binding Effect; Assignment. This Agreement will be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns.

     12. Severability. If any provision (or any part of any provision) contained in this Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Agreement, and this Agreement shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had never been contained herein, but only to the extent such provision (or part thereof) is invalid, illegal, or unenforceable.

     13.   Governing Law. This Agreement shall be governed by and
construed   in  accordance  with  the  internal   laws   of   the
Commonwealth of Virginia, without giving effect to its conflicts of laws provisions.

     14.    Survival.    The  representations,  warranties,   and
covenants contained in this Agreement shall survive the execution and delivery hereof.

     15. Entire Agreement; Amendment; Waiver. This Agreement contains the entire understanding and agreement among the parties hereto with respect to the subject matter hereof and supersedes all prior discussions, understandings, and agreements (whether oral or written) between them with respect thereto. No amendment to, or modification or waiver of, any of the terms of this Agreement shall be valid unless in writing and signed by the party against whom enforcement of such amendment, modification or waiver is sought.

     16. Waiver of Jury Trial. EACH OF THE PARTIES HERETO WAIVES ALL RIGHTS TO TRIAL BY JURY OF ANY CLAIMS OF ANY KIND ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. THE PARTIES HERETO ACKNOWLEDGE THAT THIS IS A WAIVER OF A LEGAL RIGHT AND REPRESENT TO EACH OTHER THAT THESE WAIVERS ARE MADE KNOWINGLY AND VOLUNTARILY AFTER CONSULTATION WITH COUNSEL OF THEIR CHOICE. EACH OF THE PARTIES HERETO AGREES THAT ALL SUCH CLAIMS SHALL BE TRIED BEFORE A JUDGE OF A COURT HAVING JURISDICTION WITHOUT A JURY.

     17. Release of Claims. As an inducement to the Lender to enter into this Agreement, each of the Borrower and the Guarantor, on its own behalf and on behalf of any and all of its present and former directors, officers, employees, agents, stockholders, representatives, attorneys, receivers, trustees, parents, subsidiaries, affiliates, predecessors, heirs, personal representatives, successors, and assigns (each a "Releasing Obligor Party"; collectively, the "Releasing Obligor Parties") hereby fully and finally releases, acquits, exonerates, and forever discharges the Lender and its present and former participants, directors, officers, employees, agents, stockholders, representatives, attorneys, receivers, trustees, personal representatives, parents, subsidiaries, affiliates, predecessors, successors, and assigns (each a "Released Lender Party"; collectively, the "Released Lender Parties") from any and all claims, demands, suits, obligations, costs, damages, losses, contracts, controversies, agreements, judgments, rights, liabilities, debts, actions, and causes of action of whatever kind or nature, whether known or unknown, foreseen or unforeseen, suspected or unsuspected, at law or in equity, liquidated or contingent, in contract or in tort, that the Borrower or the Guarantor have or may have against the Released Lender Parties (or any of them), from the beginning of time through the date of this Agreement.


     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under seal as of the date first above written.

Witness:                      Wachovia Bank, National Association


                              By:  /s
                              J. Kent Thompson, Senior Vice
                              President

                              Atlantic Coast Airlines


                              By:  /s
                              Richard Surratt, Executive
                              Vice President and Chief Financial
                              Officer


                              Atlantic Coast Airlines Holdings,
                              Inc.


                              By:  /s
                              Richard Surratt, Executive
                              Vice President and Chief Financial
                              Officer